SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                           SCHEDULE 14A INFORMATION
                               PROXY STATEMENT
      (Pursuant to Section 14(a) of the Securities Exchange Act of 1934)

Filed by Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or rule 14a-12

                              GeoResources, Inc.
              (Name of Registrant as Specified in its Charter)

    ________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other that the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      1)  Title of each class of securities to which transaction applies:

      2)  Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)  Proposed maximum aggregate value of transaction:

      5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)  Amount Previously Paid:

      2)  Form, Schedule or Registration Statement No.:

      3)  Filing Party:

      4)  Date Filed:



                                       May 1, 2002




TO OUR SHAREHOLDERS:

  You are cordially invited to attend our Annual Meeting of Shareholders to be held on Tuesday, June 11, 2002, at 2:00 P.M. Central Daylight Savings Time, at the Airport International Inn, Highway 2 and 85 North, Williston, North Dakota. The other directors and officers join me in extending this invitation.

  The formal matters to be acted upon at the meeting are described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. In addition to the formal issues, a brief report of our operations will also be presented.

  It is very important that your shares are represented at the meeting. If you are unable to attend the meeting but have questions or comments about our operations, we would like to hear from you.

  The form of proxy is enclosed. To assure that your shares will be voted at the meeting, please complete and sign the enclosed postage paid proxy and return it promptly. No additional postage is required if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the meeting.

                                       Sincerely,

                                       GEORESOURCES, INC.

                                       /s/ J.P. Vickers

                                       J.P. VICKERS
                                       President



                              GeoResources, Inc.
                      1407 W. Dakota Parkway, Suite 1-B
                             Williston, ND  58801


                ---------------------------------------------
                NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS
                         To be held on June 11, 2002
                ---------------------------------------------


TO OUR SHAREHOLDERS:

  The 2002 Annual Meeting (the "Meeting") of Shareholders of GeoResources, Inc. will be held at the Airport International Inn, Highway 2 and 85 North, Williston, North Dakota, on Tuesday, June 11, 2002 at 2:00 P.M., Central Daylight Savings Time, for the following purposes:

     1.  To set the number of directors for the ensuing year;

     2.  To elect directors for the ensuing year; and

     3. To consider and act upon such other matters as may properly come before the Meeting and any adjournments thereof.

  Only shareholders of record at the close of business on April 24, 2002 are entitled to notice of and to vote at the meeting.

  Shareholders are requested to sign and date the enclosed proxy and return it to our offices. The proxy requires no postage if mailed in the United States.

  By Order of the Board of Directors.




  CATHY KRUSE
  Corporate Secretary

  /s/ Cathy Kruse

  May 1, 2002



                              GEORESOURCES, INC.

                               PROXY STATEMENT

                   ----------------------------------------

                INFORMATION CONCERNING SOLICITATION AND VOTING


  The accompanying proxy is solicited by our Board of Directors for use at our Annual Meeting of Shareholders to be held at 2 p.m. on Tuesday, June 11, 2002, at the Airport International Inn, Highway 2 and 85 North, Williston, North Dakota, and for the purposes set forth in the Notice of Annual Meeting of Shareholders and at any adjournments thereof.

  The cost of soliciting proxies, including the preparation, assembly, and mailing of the proxies and solicitation material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by us. Directors, officers and regular employees may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

  Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of revocation to our Secretary or by attending the meeting and voting in person. At any time before the vote on a proposal, you can change your vote either by giving our Secretary a written notice revoking your proxy or by signing, dating, and returning to us a new proxy. We will honor the proxy with the latest date. If the enclosed proxy is executed properly and returned in time to be voted at the meeting, the shares represented will be voted as instructed. Proxies which are signed but which lack any voting instructions will be voted in favor of the number and slate of directors proposed by the Board of Directors and will be deemed to grant discretionary authority to vote upon any other matters properly before the meeting.

  The mailing address of our principal executive office is P. O. Box 1505, Williston, North Dakota 58802-1505. This Proxy Statement and the accompanying proxy card were mailed to our shareholders on or about May 1, 2002.

  Our Board of Directors fixed April 24, 2002, as the record date for the determination of shareholders entitled to vote at the meeting. Persons who were not shareholders on that date will not be allowed to vote at the meeting.

  At the close of business on April 24, 2002, there were issued and outstanding 3,787,477 shares of our Common Stock, par value $0.01 per share, our only class of voting securities. A majority of the shares of Common Stock outstanding must be represented at the meeting in person or by proxy to constitute a quorum for the two proposals and for the transaction of any other business that is properly brought before the meeting. On matters other than the election of directors, holders of the Common Stock are entitled to one vote per share held as of the record date. With respect to the election of directors, each holder of Common Stock is entitled to cumulative voting rights, that is, to cast all of his votes (determined by multiplying the number of shares owned by the total number of other directors to be elected) for any one nominee or to distribute his votes among any two or more nominees. There are no conditions precedent to the exercise of cumulative voting rights. Discretionary authority to cumulate votes in the election of directors is solicited in this proxy statement.


                   PROPOSAL NUMBER 1 - NUMBER OF DIRECTORS

  Our Articles of Incorporation provide that the number of directors shall not be less than three nor more than ten. In accordance with the Board's recommendations over the past several years, the Board recommends that the number of directors for the ensuing year be set at five and that five directors be elected. This proposal does not involve a change in the Articles of Incorporation or Bylaws. Each proxy will be voted for or against such number or not voted at all as directed in the proxy. An affirmative vote by a majority of the shares represented in person or by proxy at the meeting is necessary to adopt Proposal Number 1 setting the number of directors for the ensuing year.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO SET THE NUMBER OF DIRECTORS AT FIVE.


                  PROPOSAL NUMBER 2 - ELECTION OF DIRECTORS

  In the election of directors, each proxy will be voted for each of the nominees listed in the table below (with discretionary authority to cumulate votes) unless the proxy withholds authority to vote for one or more of the nominees. If elected, each nominee will serve until the next annual meeting of shareholders and until his successor shall be duly elected and shall qualify.

  If, prior to the meeting, it should become known to the Board of Directors that any one of the nominees named below will be unable to serve as a director after the meeting, the proxy will be voted for substitute nominee(s) selected by the Board of Directors. The Board has no reason to believe that any of the nominees will be unable to serve. In the election of directors, the number of nominees equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, are elected to the Board of Directors.

  The following table provides certain information with respect to our nominees for directors.

------------------------------------------------------------------------------
                              Current Position(s)
                              With the Company and
                              Business Experience                   Director
Name of Nominee      Age      During Past Five Years                 Since
------------------------------------------------------------------------------
H. Dennis Hoffelt    61       Director; President and                  1967;
                              Chief Operations Officer                except
                              of Triangle Electric, Inc.,           for 1986
                              Williston, North Dakota,
                              an electrical contracting
                              firm from 1975 to 1997.

Jeffrey P. Vickers   49       President and Director                    1982
                              since January 1983 and
                              June 1982, respectively.

Cathy Kruse          47       Secretary since October 1981;             1996
                              Treasurer, October 1981 to
                              May 1985 and June 1990 to June 2000.
                              Director since June 1996.
                              Office Manager since May 1981.

Paul A. Krile        74       Director; President and                   1997
                              owner of Ranco Fertiservice,
                              a manufacturer of dry fertilizer
                              handling equipment, for over
                              five years.

Duane Ashley         54       Director; Senior Salesman                 1999
                              for Weatherford Enterra, Inc. since
                              September 2000 and for over five years
                              prior to January 1999.
                              Senior Salesman for GRACO Fishing
                              and Rental Tools, Inc. from
                              January 1999 to September 2000.
------------------------------------------------------------------------------

  Cathy Kruse is the sister-in-law of Jeffrey P. Vickers. No other family relationship exists between or among any of the officers or nominees.
There are no arrangements or understandings between any of the directors or nominees and any other person pursuant to which any person was or is to be elected as a director or nominee.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE NOMINEES.


BOARD OF DIRECTORS

  During the fiscal year ended December 31, 2001, our Board of Directors held five meetings. All directors attended 100% of the meetings. The Board of Directors has a standing Audit Committee composed of Messrs. Ashley, Hoffelt and Krile. The function of the Audit Committee is to provide assistance to the Board of Directors in fulfilling its responsibility to the shareholders, potential shareholders and the investment community in respect of corporate accounting, our reporting practices, and the quality and integrity of the financial reports of the Company. The Audit Committee held two meetings during the fiscal year ended December 31, 2001. The Board does not have standing nominating or compensation committees.

  Information as to ownership of our securities by the nominees for director is included under the heading "Security Ownership of Certain Beneficial Owners and Management."


                              EXECUTIVE OFFICERS

  The Company's executive officers as of April 24, 2002, were as follows:
------------------------------------------------------------------------------
    Name                  Age              Position
------------------------------------------------------------------------------
J. P. Vickers              49              Chairman of the Board
                                           President, Chief Executive
                                           Officer and Chief Financial Officer

Jeffrey B. Jennings        45              Vice President of
                                           Land and Finance

Thomas F. Neubauer         67              Vice President of
                                           Leonardite Operations

Cathy Kruse                47              Secretary

Connie Hval                41              Treasurer
------------------------------------------------------------------------------
  Mr. Vickers has been a director since June 1982. He became the President, Chief Executive Officer and Chief Financial Officer in January 1983. He was the Drilling and Production Manager from August 1981 to
January 1983.

  Mr. Jennings has been the Vice President of Land and Finance since June 2000. He was a consultant for us for two years prior to his employment with us in January 1996.

  Mr. Neubauer has been the Vice President of Leonardite Operations since June 1992. He has been the plant manager since July 1965.

  Cathy Kruse has been the Corporate Secretary since October 1981 and a director since June 1996. She served as Treasurer from October 1981 to May 1985 and from June 1990 to June 2000. She has been the Office Manager since May 1981.

  Connie Hval has been the Treasurer since June 2000. She has been the comptroller since January 1981.


                 COMPENSATION AND OTHER MATERIAL TRANSACTIONS

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

  The following table presents the aggregate compensation earned by our Chief Executive Officer for each of the past three years. We do not have an employment contract with any of our executive officers. None of our employees earned total annual salary and bonus in excess of $100,000. There has been no compensation awarded to, earned by or paid to any employee required to be reported in any table or column in any fiscal year covered by any table, other than what is set forth in the following table.

------------------------------------------------------------------------------
              Annual Compensation               Long Term Compensation
         -----------------------------  --------------------------------------
                                                Awards             Payouts
                                        ---------------------- ---------------
                                                                         All
                                Other   Restricted  Securities          Other
Name and                        Annual    Stock     Underlying  LTIP   Compen-
Principal        Salary  Bonus  Compen-  Award(s)    Options   Payouts sation
Position  Year    ($)     ($)   sation     ($)       SARs(#)     ($)     ($)
------------------------------------------------------------------------------
Jeffrey   2001  $90,579   -0-     -0-      N/A         -0-       N/A   $4,529
P.        2000  $84,978   -0-     -0-      N/A         -0-       N/A   $6,091
Vickers,  1999  $76,307   -0-     -0-      N/A         -0-       N/A   $8,722
CEO
------------------------------------------------------------------------------

  In the preceding table, the column titled "All Other Compensation" is comprised entirely of profit sharing amounts and the 401(k) matching funds discussed below.

  If we achieve net income in a fiscal year, our Board of Directors may determine to contribute an amount based on our profits to the Employees' Profit Sharing Plan and Trust (the "Profit Sharing Plan"). An eligible employee may be allocated from 0% to 15% of his other compensation depending upon the total contribution to the Profit Sharing Plan. A total of 20% of the amount allocated to an individual vests after three years of service, 40% after four years, 60% after five years, 80% after six years and 100% after seven or more years. On retirement, an employee is eligible to receive the vested amount. On death, 100% of the amount allocated to an individual is payable to the employee's beneficiary. We made total contributions to the Profit Sharing Plan, matching and discretionary, for the years ended December 31, 2001, 2000 and 1999 of $24,614, $36,474, and
$37,312, respectively. As of December 31, 2001, vested amounts in the Profit Sharing Plan for all officers as a group was approximately $613,000.

  Effective July 1, 1997, we executed an Adoption Agreement Nonstandardized Code 401(k) Profit Sharing Plan that incorporated a 401(k) Plan into the existing Profit Sharing Plan. Eligible employees are allowed to defer up to 15% of their compensation and we match up to 5%.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

  The following table summarizes for our Chief Executive Officer (i) the total number of shares received upon exercise of stock options during the fiscal year ended December 31, 2001, (ii) the aggregate dollar value realized upon such exercise, (iii) the total number of unexercised options, if any, held at December 31, 2001, and (iv) the value of unexercised in-the-money options, if any, held at December 31, 2001.

  In-the-money options are options where the fair market value of the underlying securities exceeds the exercise or base price of the option.
The aggregate value realized upon exercise of a stock option is the difference between the aggregate exercise price of the option and the fair market value of the underlying stock on the date of exercise. The value of unexercised, in-the-money options at fiscal year-end is the difference between the exercise price of the option and the fair market value of the underlying stock on December 31, 2001, which was $1.55 per share. With respect to unexercised, in-the-money options, the underlying options have not been exercised, and actual gains, if any, on exercise will depend on the value of our Common Stock on the date of exercise.

------------------------------------------------------------------------------
                                                                Value of
                                               Number of       Unexercised
                                              Unexercised      In-the-Money
                                              Options/SARs     Options/SARs
                  Shares                      at FY-End(#)     at FY-End($)
                Acquired on      Value        Exercisable/     Exercisable
Name            Exercise(#)    Realized($)    Unexercisable    Unexercisable
------------------------------------------------------------------------------
Jeffrey P.
Vickers, CEO        -0-            -0-           71,000/0           0/0
------------------------------------------------------------------------------

OPTION GRANTS IN LAST FISCAL YEAR

  At our 1993 Annual Meeting of Shareholders, a 1993 Employees' Incentive Stock Option Plan (the "Plan") was approved by shareholders. The purpose of the Plan is to enable us to attract persons of training, experience and ability to continue as employees and to furnish additional incentive to them, upon whose initiative and efforts the successful conduct and development of our business largely depends, by encouraging them to become owners of our Common Stock.

  The term of the Plan expires on February 17, 2003. If within the duration of an option, there is a corporate merger consolidation, acquisition of assets or other reorganization and if this transaction affects the optioned stock, the optionee will thereafter be entitled to receive upon exercise of his option those shares or securities that he would have received had the option been exercised prior to the transaction and the optionee had been a stockholder with respect to such shares.

  Our Board of Directors administers the Plan. The exercise price of the Common Stock offered to eligible participants under the Plan by grant of an option to purchase Common Stock may not be less than the fair market value of the Common Stock at the date of grant; provided, however, that the exercise price will not be less than 110% of the fair market value of the Common Stock on the date of grant in the event an optionee owns 10% or more of the Common Stock. A total of 300,000 shares have been reserved for issuance pursuant to options to be granted under the Plan. Of the 300,000 reserved shares, options are issued for 178,000 shares at an average exercise price of $2.34, and 98,000 shares remain in the plan that could be granted.

  No grants of stock options were made by the Company during the fiscal year ended December 31, 2001.

LONG TERM INCENTIVE PLANS-AWARDS IN LAST FISCAL YEAR

  The Company made no awards under a long-term incentive plan in the fiscal year ended December 31, 2001.

DIRECTOR COMPENSATION

  We pay each director who is not also an employee $200 per month and reimburse the directors for travel expenses.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

  We have no employment contracts in place with any of our executive officers. We also have no compensatory plan or arrangement with respect to any executive officer where such plan or arrangement will result in payments to such officer upon or following his resignation, retirement, or other termination of employment with us and our subsidiaries, or as a result of a change-in-control of the Company or a change in the executive officers' responsibilities following a change-in-control.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on review of the copies of such reports furnished to us or advice that no filings were required during fiscal year 2001, all executive officers, directors and greater than 10% beneficial owners complied with the Section 16(a) filing requirements.


        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth the number of shares of our Common Stock beneficially owned by each of our officers and directors and by all directors and officers as a group, as of April 24, 2002. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the share indicated.

------------------------------------------------------------------------------
Class of         Name and Address         Amount and Nature           Percent
Securities       of Beneficial Owner      of Beneficial Ownership     of Class
------------------------------------------------------------------------------
Common Stock,    Jeffrey P. Vickers,      331,934-Direct and           8.8%
$.01 par value   1814 14th Ave. W.                Indirect(a)
                 Williston, ND  58801
                 President and Director

Common Stock,    Paul A. Krile,           253,000-Direct               6.7%
$.01 par value   P. O. Box 329
                 Sioux Rapids, IA  50585
                 Director

Common Stock,    Cathy Kruse,              13,700-Direct(c)             (b)
$.01 par value   723 14th St. W.
                 Williston, ND  58801
                 Secretary and Director

Common Stock,    Thomas F. Neubauer,       20,500-Direct(d)             (b)
$.01 par value   910 Park Place
                 Williston, ND  58801
                 Vice President,
                 Leonardite Operations

Common Stock,    H. Dennis Hoffelt,        41,000-Direct and           1.1%
$.01 par value   9421 East Desert Lake            Indirect(e)
                 Sun Lakes, AZ  85248
                 Director

Common Stock,    Connie R. Hval,            9,500-Direct(f)             (b)
$.01 par value   7400 3rd Ave. E.
                 Williston, ND  58801
                 Treasurer

Common Stock,    Jeffrey B. Jennings,      11,500-Direct(g)             (b)
$.01 par value   1410 1st Ave. W.
                 Williston, ND  58801
                 Vice President,
                 Land and Finance

Common Stock,    Duane Ashley,                  0-Direct and            (b)
$.01 par value   910 W. 15th St.                  Indirect
                 Williston, ND  58801
                 Director

Common Stock,    Officers and             681,134-Direct and          18.0%
$.01 par value   Directors as                     Indirect
                 a Group-                         (a)(b)(c)(d)(e)(f)(g)
                 (eight persons)
------------------------------------------------------------------------------

--------------------
(a) Includes 139,634 shares owned directly by Mr. Vickers, 2,500 in a self-directed individual retirement account, 72,000 shares held jointly with his wife, Nancy J. Vickers, 25,500 shares held directly by his wife, 1,300 shares in his wife's self-directed individual retirement account, and an aggregate 20,000 shares held by him as custodian for his children. Also included are 71,000 shares that may be purchased by Mr. Vickers under presently exercisable stock options granted pursuant to our 1993 Employees' Incentive Stock Option Plan.

(b) Less than 1%.

(c) Included are 9,500 shares which may be purchased by Ms. Kruse under presently exercisable stock options granted pursuant to our 1993 Employees' Incentive Stock Option Plan.

(d) Included are 9,500 shares which may be purchased by Mr. Neubauer under presently exercisable stock options granted pursuant to our 1993 Employees' Incentive Stock Option Plan.

(e) Mr. Hoffelt has sole voting and investment power over 11,500 of shares and has shared voting and investment powers over the remaining 29,500 shares.

(f) Included are 9,500 shares which may be purchased by Ms. Hval under presently exercisable stock options granted pursuant to our 1993 Employees' Incentive Stock Option Plan.

(g) Included are 9,500 shares which may be purchased by Mr. Jennings under presently exercisable stock options granted pursuant to our 1993 Employees' Incentive Stock Option Plan.

  The following table sets forth information concerning persons known to us to be the beneficial owners of more than 5% of our outstanding Common Stock as of April 24, 2002.

------------------------------------------------------------------------------
                                          Amount of
Class of         Name and                 Shares and Nature of        Percent
Securities       Address of Person        Beneficial Ownership        of Class
------------------------------------------------------------------------------
Common Stock,    Jeffrey P. Vickers       331,934-Direct and           8.8%
$.01 par value   1814 14th Ave. W.                Indirect(a)
                 Williston, ND  58801

Common Stock,    Paul A. Krile            253,000-Direct               6.7%
$.01 par value   P. O. Box 329
                 Sioux Rapids, IA  50585

Common Stock,    Kyle Krueger             190,900-Direct and           5.0%
$.01 par value   3934 Bayshore Blvd NE            Indirect(b)(c)
                 St. Petersburg, FL  33073
------------------------------------------------------------------------------

(a) See footnote (a) of the immediately preceding table

(b) This  information was obtained from our transfer agent,  Wells  Fargo
    Bank Minnesota, N.A., on March 12, 2002 and the Depository Trust Company's non-objecting beneficial owners' list dated December 31, 2001.

(c) Includes 108,000 shares owned by Apollo Capital Management Group,
    54,700 shares owned by Apollo Micro Cap Fund and 27,000 shares held jointly with his wife Anne Krueger.


                        INDEPENDENT PUBLIC ACCOUNTANTS

  Our independent public accounting firm is Richey, May & Co., P. C., ("Richey"), of Englewood, Colorado. Richey audited our accounts for the 2000 and 2001 fiscal years. Richey is expected to be our independent auditor for 2002.

AUDIT FEES

  The aggregate fees billed or estimated to be billed for professional services rendered by our independent auditors for the audit of our annual financial statements for the fiscal year ended December 31, 2001 and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-QSB for that fiscal year were approximately $25,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

  Our independent auditors did not perform any financial information systems design or implementation work for us during the fiscal year ended December 31, 2001.

                            AUDIT COMMITTEE REPORT

  The Audit Committee reports to and acts on behalf of the Board of Directors by providing oversight of our financial management, independent auditors and financial reporting procedures. The Audit Committee's Charter, which was adopted in 2000, was enclosed with our 2001 proxy statement. Our management is responsible for preparing our financial statements and the independent auditors are responsible for auditing those financial statements. The Audit Committee is responsible for overseeing the conduct of these activities by our management and the independent auditors. In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.

  The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not financial experts in the fields of accounting or auditing, including auditor independence. The members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of our financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that the our auditors are in fact "independent".

  The Audit Committee has discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the independent auditors provided to the Audit Committee the written disclosures required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee and the independent auditors have discussed the auditors' independence from the company and its management, including the matters in those written disclosures. Additionally, the Audit Committee considered the fees and costs billed and expected to be billed by the independent auditors for our audit services. The Audit Committee has discussed with management the procedures for selection of consultants and the related competitive bidding practices and fully considered whether those services provided by the independent auditors are compatible with maintaining auditor independence.

  The Audit Committee has discussed with the independent auditors, with and without management present, their evaluations of our internal accounting controls and the overall quality of our financial reporting.

  In reliance on the reviews and discussions with management and the independent auditors referred to above, the Audit Committee recommended to the Board of Directors and the Board has approved, the inclusion of the audited financial statements in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission. The Audit Committee also recommended to the Board of Directors, and the Board has approved the selection of Richey, May & Co., P.C. as our independent auditors for 2002.

                                       The Audit Committee

                                       Duane Ashley
                                       H. Dennis Hoffelt
                                       Paul A. Krile


                             SHAREHOLDER PROPOSALS

  Shareholders may present proposals for inclusion in the 2003 Proxy Statement and form of proxy relating to that meeting provided they are received by our Secretary no later than January 31, 2003, and are otherwise in compliance with applicable Securities and Exchange Commission regulations.

  If a Shareholder who wishes to present a proposal at our 2003 Annual Meeting that will not be included in our proxy statement for such Annual Meeting fails to notify us of his or her desire to do so by March 31, 2003, then the proxies that the Board of Directors solicits for the 2003 Annual Meeting will include discretionary authority to vote on the Shareholder's proposal, if such proposal is properly brought before the meeting.


                                OTHER BUSINESS

  We know of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointed proxies will vote the proxies in accordance with their best judgment.


                        ANNUAL REPORT TO SHAREHOLDERS

  A copy of our Annual Report to Shareholders for the fiscal year ended December 31, 2001, accompanies this Notice of Annual Meeting of Shareholders and Proxy Statement. No part of such Annual Report is incorporated herein and no part thereof is to be considered proxy soliciting material.

                    AVAILABILITY OF REPORT ON FORM 10-KSB

  We will provide at no charge a copy of our Annual Report on Form 10-KSB for the Year Ended December 31, 2001, as filed with the Securities and Exchange Commission, to any beneficial owner of shares entitled to vote at the meeting. Please address your request to the attention of the Secretary, GeoResources, Inc., P.O. Box 1505, Williston, North Dakota 58802-1505.

                                       By order of The Board of Directors

                                       GEORESOURCES, INC.

                                       /s/ Cathy Kruse

                                       CATHY KRUSE
                                       Corporate Secretary



Williston, North Dakota
Dated:  May 1, 2002